Exhibit 10.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (the “Agreement”) is made this 21st day of February, 2006, to be effective February 15, 2006 (the “Effective Date”), by JAGGED PEAK, INC., a Nevada corporation, successor by merger to Jagged Peak, Inc., a Florida corporation (“Borrower”) and PAUL DEMIRDJIAN, VINCENT J. FABRIZZI and DANIEL R. FURLONG (collectively, the “Guarantors”), in favor of MERCANTILE BANK (“Bank”), successor by merger to Florida Bank, N.A. (“Florida Bank”).

RECITALS

A) The Line of Credit Loan:

1) On May 6, 2003, Borrower’s predecessor in interest, Jagged Peak, Inc., a Florida corporation (“JP Florida”) executed and delivered to Florida Bank that certain commercial Promissory Note in the original maximum principal amount of $500,000.00 (the “Line of Credit Note”).

2) The Line of Credit Note is secured by the following: (a) that certain Commercial Security Agreement (the “Line of Credit Security Agreement”) executed by JP Florida and delivered to Florida Bank dated May 6, 2003, (b) that certain UCC-1 Financing Statement executed by JP Florida and delivered to Florida Bank and filed for record on June 4, 2001 with the Florida Secretary of State as Document No. 2001-00121151-1 (the “UCC”), (c) that certain Business Loan Agreement (the “Line of Credit Loan Agreement”) executed by JP Florida and delivered to Florida Bank dated May 6, 2003, (d) those certain Commercial Guaranties (collectively, the “First Guaranties”) executed by each of the Guarantors and delivered to Florida Bank dated May 6, 2003, and (e) the Second Guaranties, as defined herein below.

The Line of Credit Note, Line of Credit Security Agreement, UCC, Line of Credit Loan Agreement, First Guaranties and Second Guaranties shall hereinafter be collectively referred to as the “Line of Credit Loan Documents”.

B) The Term Loan:

3) On September 30, 2003, JP Florida executed and delivered to Florida Bank that certain commercial Promissory Note in the original principal amount of $450,000.00 (the “Original Term Note”), as subsequently modified by that certain Change in Terms Agreement executed by JP Florida and delivered to Florida Bank dated May 19, 2004. The Original Term Note, as modified by the Changes in Term Agreement shall hereinafter be referred to as the “Term Note”.

4) The Term Note is secured by the following: (a) that certain Commercial Security Agreement (the “Term Security Agreement”) executed by JP Florida and delivered to Florida Bank dated September 30, 2003, (b) the UCC, (c) that certain Business Loan Agreement (the “Term Loan Agreement”) executed by JP Florida and delivered to Florida Bank dated September 30, 2003, and (d) the First and Second Guaranties.

The Term Note, Term Security Agreement, UCC, Term Loan Agreement, First Guaranties and Second Guaranties shall hereinafter be collectively referred to as the “Term Loan Documents”.

C) The Single Payment Loan:

5) On December 2, 2004, JP Florida executed and delivered to Bank that certain commercial Promissory Note and Security Agreement in the original principal amount of $350,000.00 (the “Single Payment Note”).

6) The Single Payment Note is secured by the following: (a) the UCC, (b) the First Guaranties, and (c) those certain commercial Guaranties (collectively, the “Second Guaranties”) executed by each of the Guarantors and delivered to Bank dated December 2, 2004.

The Single Payment Note, UCC, First Guaranties and Second Guaranties shall hereinafter be collectively referred to as the “Term Loan Documents”.

7) The Line of Credit Security Agreement, Term Security Agreement, Single Payment Note and UCC encumber the following personal property of JP Florida located in Pinellas County, Florida (the “Collateral”):

All Business Assets [of JP Florida], including but not limited to, Inventory, Accounts, Equipment, Contracts and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessions, attachments, accessories, tools, parts, supplies, additions, replacements, and substitutions relating to any of the foregoing; all products and produce of the foregoing; all accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease or other disposition of and of the foregoing; all proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the foregoing, and sums due from a third party who has damaged or destroyed any of the foregoing or from that party’s insurer, whether due to judgment, settlement or other process; all records and data of any kind related to the foregoing, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of [JP Florida]’s right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media.

8) The Borrower and Guarantors and each of them hereby affirmatively represent to Bank, as material inducements to this Agreement the following:

a) The Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents are each valid and enforceable on their terms;

b) The Line of Credit Loan Documents secure the Line of Credit Note and fully and validly operate as an encumbrance upon the Collateral;

c) The Term Loan Documents secure the Term Note and fully and validly operate as an encumbrance upon the Collateral;

d) The Single Payment Loan Documents secure the Single Payment Note and fully and validly operate as an encumbrance upon the Collateral;

e) The Borrower, as successor by merger to JP Florida, is the sole fee simple title owner and holder of the Collateral and all aspects thereof and all rights associated therewith;

9) The Borrower, as successor by merger to JP Florida, has breached the terms and conditions of the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents by (a) failing and refusing to pay the entire principal balance, accrued interest and related charges due upon maturity of the Single Payment Note on December 2, 2005, (b) failing and refusing to pay the entire principal balance, accrued interest and related charges due upon maturity of the Line of Credit Note on December 15, 2005, and (c) failing to comply with certain material financial covenants contained in the Line of Credit Loan Agreement and Term Loan Agreement.

10) Based upon the Borrower’s breach of the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents, Bank has declared the same to be in default.

11) The Borrower, Guarantors, and each of them, hereby acknowledge the existence of the above-referenced default, and that Bank has rightfully and validly declared a default under the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents.

12) The Borrower, Guarantors, and each of them agree that, as of the Effective Date hereof, they owe to Bank, jointly and severally, the principal amount due under Line of Credit Note in the amount of $75,000.00, plus additional amounts such as accrued interest, late charges, attorneys fees and costs as provided therein. The Borrower, Guarantors, and each of them agree that, as of the Effective Date hereof, they owe to Bank, jointly and severally, the principal amount due under Term Note in the amount of $324,971.40, plus additional amounts such as accrued interest, late charges, attorneys fees and costs as provided therein. The Borrower, Guarantors, and each of them agree that, as of the Effective Date hereof, they owe to Bank, jointly and severally, the principal amount due under Single Payment Note in the amount of $350,000.00, plus additional amounts such as accrued interest, late charges, attorneys fees and costs as provided therein. Borrower, Guarantors, and each of them, further expressly acknowledge and agree that Borrower and Guarantors jointly and severally owe each of the above amounts free from any defenses, counterclaims, setoffs or rights of action of any nature whatsoever against Bank. However, to the extent such defenses, counterclaims, setoffs or rights of action may exist, they are hereby specifically and expressly waived by Borrower, Guarantors, and each of them.

13) This Agreement is entered into based on the valuable consideration of the mutual covenants herein contained, and for other good and valuable consideration as set forth below, including the forbearance of Bank from exercising rights and remedies otherwise available to it under the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents and Florida law for a period from the date of this Agreement up to and through January 31, 2007.

14) The Borrower, Guarantors, and each of them, acknowledge that (a) Bank was not and is not under any duty or obligation to make any accommodations to them, (b) any accommodations previously made or to be made by Bank to the Borrower, the Guarantors or any of them, have not breached or violated any provision of the Line of Credit Loan Documents, Term Loan Documents, Single Payment Loan Documents or doctrine of law or equity, and (c) Bank has never had, does not now have, and shall never hereafter incur any obligation or duty whatsoever to (i) grant, renegotiate or modify the loan or this Agreement or (ii) extend or renew the Line of Credit Loan Documents, Term Loan Documents, Single Payment Loan Documents or this Agreement. The Borrower, Guarantors, and each of them, hereby further acknowledge that Bank has not made any promises or commitments whatsoever regarding the modification or extension of this Agreement or the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents beyond that set forth herein.

IN CONSIDERATION of the representations and acknowledgements set forth above and made a part of this Agreement, and in the mutual covenants of the parties below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, therefore, agree as follows:

A) The above Recitals are hereby made an integral part of this Agreement.

B) The Borrower, Guarantors, and each of them, hereby reaffirm their obligations under the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents.

C) Bank hereby agrees to forebear from the date of this Agreement up to and through January 31, 2007 (the “Forbearance Period”) the taking of any action available to Bank under the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents or applicable law against Borrower, Guarantors, or the Collateral based upon the declared default as set forth above.

D) In consideration for Bank’s agreement to forbear as set forth above, Borrower and Guarantors, jointly and severally, agree as follows:

1) No further draws or advances shall be available from the Line of Credit Note. As of the Effective Date hereof, interest shall continue to accrue on the principal balance due under the Line of Credit Note at the rate of Mercantile Bank’s Prime Rate plus one percent (1.00%) per annum. Borrower hereby agrees to pay the amounts due under the Line of Credit Note as follows: (a) commencing March 15, 2006 and continuing on or before the fifteenth (15th) day of each consecutive month thereafter up to and through January 15, 2007, Borrower shall pay to Bank monthly interest-only payments on the remaining principal balance due under the Line of Credit Note, and (b) the entire remaining and unpaid principal balance, interest and related charges under the Line of Credit Note shall be fully due and payable on or before January 31, 2007. Simultaneous herewith, Borrower and Guarantors shall pay to Bank the following amounts related to the Line of Credit Note: (a) forbearance fee in the amount of $375.00, (b) accrued and unpaid interest through the Effective Date hereof in the amount of $360.06, and (c) accrued late charges in the amount of $500.00, for a total of $1,235.06;

2) As of the Effective Date hereof, interest shall continue to accrue on the principal balance due under the Single Payment Note at the rate of Mercantile Bank’s Prime Rate plus one percent (1.00%) per annum. Borrower hereby agrees to pay the amounts due under the Single Payment Note as follows: (a) commencing March 15, 2006 and continuing on or before the fifteenth (15th) day of each consecutive month thereafter up to and through January 15, 2007, Borrower shall pay to Bank monthly forbearance payments under the Term Note in the amount of $16,666.67, plus accrued interest on the remaining principal balance due under the Single Payment Note, and (b) the entire remaining and unpaid principal balance, interest and related charges due under the Single Payment Note shall be fully due and payable on or before January 31, 2007. Simultaneous herewith, Borrower and Guarantors shall pay to Bank the following amounts related to the Single Payment Note: (a) forbearance fee in the amount of $1,750.00, (b) accrued and unpaid interest through the Effective Date hereof in the amount of $1,400.00, and (c) accrued late charges in the amount of $243.78 for a total of $3,393.78;

3) As of the Effective Date hereof, interest shall continue to accrue on the principal balance due under the Term Note at the rate of Mercantile Bank’s Prime Rate plus one percent (1.00%) per annum. Borrower hereby agrees to pay the amounts due under the Term Note as follows: (a) commencing February 28, 2006 and continuing on or before the twenty-eighth (28th) day of each consecutive month thereafter up to and through January 28, 2007, Borrower shall pay to Bank monthly forbearance payments under the Term Note in the amount of $8,333.33, plus accrued interest on the remaining principal balance due under the Term Note, and (b) the entire remaining and unpaid principal balance, interest and related charges due under the Term Note shall be fully due and payable on or before January 31, 2007. Simultaneous herewith, Borrower and Guarantors shall pay to Bank the accrued and unpaid interest through the Effective Date hereof in the amount of $1,312.76, and accrued late charges due under the Term Note in the amount of $2,071.40, for a total of $3,384.16;

4) In addition to the foregoing, simultaneous herewith, Borrower shall pay to Bank its reasonable attorneys’ fees and costs incurred to date in connection herewith in the amount of $4,693.25;

5) Borrower hereby agrees that in the event it raises any additional equity through the sale or transfer of stock or shares in the Borrower, or by any other means, Borrower shall pay to Bank an amount equal to fifty percent (50%) of the net of such equity raised within ten (10) days of receipt thereof which amounts shall be applied to the various obligations in such manner and proportion as the Bank shall decide in its sole discretion. Any such amounts received shall be in addition to, and not in lieu of, the Borrower’s regular forbearance payments as set forth above;

6) During the Forbearance Period, Borrower and Guarantors shall continue to fully and timely comply with each and every financial reporting requirement contain in the Line of Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents.

7) Borrower further agrees that in the event it receives any patent, trademark or copyright registration, such patent, trademark or copyright shall be subject to Bank’s security interest and Borrower shall provide Bank with a copy of such registration within ten (10) days of the granting of the same and shall execute such documents as required by applicable law to perfect the Bank’s security interest therein.

8) Within ten (10) days from the date hereof, Borrower shall provide Bank with proof of its filing of the Borrower’s annual list of officers with the Nevada Secretary of State and pay such amounts as may be necessary to fully reinstate its corporate status.

9) Borrower, Guarantors, and each of them, hereby expressly agree and acknowledge that the failure of Borrower and/or Guarantors to timely comply with each of the specific obligations set forth herein shall be an Event of Default under the Credit Loan Documents, Term Loan Documents and Single Payment Loan Documents entitling Bank to all of the rights and remedies provided in the Loan Documents and applicable Florida law.

E) Borrower, Guarantors, and each of them, hereby expressly acknowledge and agree that the execution of this Agreement and payment of the sums set forth herein are solely and exclusively for the purpose of inducing Bank to grant the forbearance as set forth above, and that neither Bank’s receipt and acceptance of said amounts nor Bank’s application thereof to the outstanding balances remaining under the under the Credit Loan Documents, Term Loan Documents and/or Single Payment Loan Documents shall in any way operate as a waiver or estoppel of the declared default.

F) The Forbearance Period may be extended at the sole and exclusive option of Bank. No extension of the Forbearance Period or modification of this Agreement shall be valid unless made in writing executed by all parties hereto. In the event Bank should elect to extend the Forbearance Period, the terms and conditions of this Agreement shall remain in full force and effect during the term of such extension. In the event Bank should elect to extend the Forbearance Period, Borrower and Guarantors, and each of them, hereby agree to execute such additional documents as Bank may require. Nothing herein shall be construed as creating any obligation or duty whatsoever on the part of Bank to extend the Forbearance Period and Borrower, Guarantors, and each of them, expressly acknowledge that they have not relied on the granting of such an extension in entering into this Agreement.

G) In the event that the Borrower and/or Guarantors shall default under this Agreement and the Credit Loan Documents, Term Loan Documents or Single Payment Loan Documents by failing to make any payment on the date such payment is due, Bank shall thereupon be entitled to all of its rights and remedies as provided therein and under applicable law. It is expressly agreed and understood by the Borrower, Guarantors, and each of them, that Bank is under no obligation whatsoever to reinstate the subject loans following any defaults occurring subsequent to the execution of this Agreement.

H) Borrower, Guarantors, and each of them, hereby expressly agree that nothing in this Agreement shall operate as a waiver, release or relinquishment of any rights or privileges which Bank has ever had, now has, or may ever have to take such action as may be available to Bank under the under the Credit Loan Documents, Term Loan Documents and/or Single Payment Loan Documents, and applicable law and hereby expressly acknowledge and reaffirm Bank’s rights thereunder.

I) Borrower, Guarantors, and each of them, hereby forever release, remise, acquit and discharge Bank and its agents, employees, officers, directors, shareholders, heirs, personal representatives, successors and assigns from any and all obligations, liabilities, claims, debts, demands, damages, accounts, rights, costs, expenses, compensation, suits and causes of action, known or unknown, foreseen or unforeseen, negligent or intentional, that the Borrower, the Guarantors, their heirs, personal representatives, successors and assigns have ever had, now have or may have against Bank from the beginning of time through the date hereof.

J) The Borrower, Guarantors, and each of them hereby, knowingly and voluntarily WAIVE THE RIGHT TO TRIAL BY JURY in any action or proceeding for the pursuit, assertion or resolution of any claim or defense that has been asserted or may ever be asserted or assertable by the Borrower and/or the Guarantors under the under the Credit Loan Documents, Term Loan Documents, Single Payment Loan Documents or this Agreement or under any law or theory governing any relationship between the parties. This WAIVER OF JURY TRIAL shall extend to all matters between the parties and shall be unconditional and absolute. In the event that any collateral matter is judicially determined to be outside the scope of this waiver of jury trial or if this waiver of jury trial is determined to be unenforceable in any degree, then this waiver of jury trial shall be automatically modified to encompass all such matters so that no matter involving Bank, the Borrower, the Guarantors or any of them, shall be susceptible to trial by jury.

K) This Agreement and the documents executed pursuant hereto represent the full and complete understanding of the parties with respect to the subject matter hereof. This fully integrated Agreement shall supersede all prior and contemporaneous negotiations, discussions, representations, agreements and accords that are not expressly incorporated herein; provided however, that the under the Credit Loan Documents, Term Loan Documents, Single Payment Loan Documents and all documents executed or to be executed pursuant hereto shall be deemed to be expressly incorporated into this Agreement for all purposes.

L) This Agreement shall inure to the benefit of each of the parties hereto and shall be fully binding upon them and their respective heirs, personal representatives, successors and assigns.

M) To the extent that any provision in this Agreement is held to be unenforceable, the remaining portions of the Agreement shall continue to have full force and effect and shall be interpreted to achieve the overall intentions of the parties hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

Signed, sealed and delivered in the presence of:	MERCANTILE BANK, successor by merger to Florida Bank, N.A.

Witness:	By:
Name:
Witness:	As its:
Name:
BORROWER:

JAGGED PEAK, INC., a Nevada corporation, successor by merger to Jagged Peak, Inc., a Florida corporation

Witness:	By:
Name:	Paul Demirdjian, President
Witness:
Name:
GUARANTORS:

Witness:
Name:	PAUL DEMIRDJIAN, Individually
Witness:
Name:

(ACKNOWLEDGEMENTS APPEAR ON FOLLOWING PAGES)

Witness:
Name:	VINCENT J. FABRIZZI, Individually
Witness:
Name:

Witness:
Name:	DANIEL R. FURLONG, Individually
Witness:
Name:

STATE OF FLORIDA	)
)
COUNTY OF HILLSBOROUGH	)

The foregoing instrument was acknowledged before me this      day of February, 2006, by Paul Demirdjian, President of JAGGED PEAK, INC., a Nevada corporation, successor by merger to Jagged Peak, Inc., a Florida corporation, on behalf of the corporation. Such person did not take an oath and; (Notary must check applicable box)

is personally known to me.
produced a current Florida driver’s license as identification.
produced as identification.

(Notary Seal must be affixed)

Notary Public (signature)

Notary Public (name typed/printed)

My Commission Expires:

STATE OF FLORIDA	)
)
COUNTY OF HILLSBOROUGH	)

The foregoing instrument was acknowledged before me this      day of February, 2006, by PAUL DEMIRDJIAN, Individually. Such person did not take an oath and; (Notary must check applicable box)

is personally known to me.
produced a current Florida driver’s license as identification.
produced as identification.

(Notary Seal must be affixed)

Notary Public (signature)

Notary Public (name typed/printed)

My Commission Expires:

(ACKNOWLEDGEMENTS CONTINUE ON FOLLOWING PAGE)

STATE OF FLORIDA	)
)
COUNTY OF PINELLAS	)

The foregoing instrument was acknowledged before me this      day of February, 2006, by VINCENT J. FABRIZZI, Individually. Such person did not take an oath and; (Notary must check applicable box)

is personally known to me.
produced a current Florida driver’s license as identification.
produced as identification.

(Notary Seal must be affixed)

Notary Public (signature)

Notary Public (name typed/printed)

My Commission Expires:

STATE OF FLORIDA	)
)
COUNTY OF HILLSBOROUGH	)

The foregoing instrument was acknowledged before me this      day of February, 2006, by DANIEL R. FURLONG, Individually. Such person did not take an oath and; (Notary must check applicable box)

is personally known to me.
produced a current Florida driver’s license as identification.
produced as identification.

(Notary Seal must be affixed)

Notary Public (signature)

Notary Public (name typed/printed)

My Commission Expires: